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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 15, 2005
                                                          ----------------------

                              WILLBROS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
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                 (State or Other Jurisdiction of Incorporation)

        1-11953                                           98-0160660
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(Commission File Number)                       (IRS Employer Identification No.)


        Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098,
                           Panama, Republic of Panama
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

                                 (507) 213-0947
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

On March 15, 2005, Willbros Group, Inc. issued a press release announcing that it was filing a Form 12b-25 Notification of Late Filing for its 2004 Form 10-K. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      The following exhibit is filed herewith:

                  99       Press Release dated March 15, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WILLBROS GROUP, INC.


Date: March 15, 2005                By: /s/ Warren L. Williams
                                        --------------------------------------
                                        Warren L. Williams
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer




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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99                         Press Release dated March 15, 2005.






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